UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 28, 2009
MARLIN BUSINESS SERVICES CORP.
(Exact name of registrant as specified in its charter)
Pennsylvania	000-50448	38-3686388
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
300 Fellowship Road, Mount Laurel, NJ		08054
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(888) 479-9111

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

The Registrant issued a press release on November 2, 2009, announcing its results of operations for the third quarter ended September 30, 2009.  A copy of the press release is being furnished as Exhibit 99.1 to this report.

The information in this Current Report, including the Exhibit hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
                   Officers; Compensatory Arrangements of Certain Officers.

At the Registrant’s Annual Shareholder Meeting held on October 28, 2009, the Registrant’s shareholders voted to approve the following amendments to the Registrant’s 2003 Equity Compensation Plan, as amended (the “Equity Plan”):

(1)
To approve the amendment to the Equity Plan to increase the maximum aggregate number of shares of the Registrant’s stock that may be subject to grants made under the Equity Plan to any individual during any calendar year from 100,000 shares to 200,000 shares, and the Equity Plan as so amended. A copy of Amendment 2009-1 to the Marlin Business Services Corp. 2003 Equity Compensation Plan, as amended, is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

(2)
To approve the amendment to the Equity Plan to allow a one-time stock option exchange program for the Registrant’s employees.  A copy of Amendment 2009-2 to the Marlin Business Services Corp. 2003 Equity Compensation Plan, as amended, is attached hereto as Exhibit 10.2 and is incorporated by reference herein.

(3)
To approve the amendment to the Equity Plan to increase the maximum aggregate number of shares of the Registrant’s common stock that may be subject to grants made under the Equity Plan to any individual during the 2010 calendar year to 300,000 shares if the option exchange program is approved, and the Equity Plan as so amended.  A copy of Amendment 2009-3 to the Marlin Business Services Corp. 2003 Equity Compensation Plan, as amended, is attached hereto as Exhibit 10.3 and is incorporated by reference herein

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

10.1           Amendment 2009-1 to the Marlin Business Services Corp. 2003 Equity Compensation Plan, as amended.

10.2           Amendment 2009-2 to the Marlin Business Services Corp. 2003 Equity Compensation Plan, as amended

10.3           Amendment 2009-3 to the Marlin Business Services Corp. 2003 Equity Compensation Plan, as amended

99.1           Press Release issued by Marlin Business Services Corp. on November 2, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARLIN BUSINESS SERVICES CORP.
(Registrant)

Date: November 2, 2009                                                                                   /s/ Daniel P. Dyer
Daniel P. Dyer
Chief Executive Officer

INDEX TO EXHIBITS

10.1           Amendment 2009-1 to the Marlin Business Services Corp. 2003 Equity Compensation Plan, as amended.

10.2           Amendment 2009-2 to the Marlin Business Services Corp. 2003 Equity Compensation Plan, as amended

10.3           Amendment 2009-3 to the Marlin Business Services Corp. 2003 Equity Compensation Plan, as amended

99.1           Press Release issued by Marlin Business Services Corp. on November 2, 2009.